SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  March 9, 1998
                            (Earliest Event Reported)

                             Synovus Financial Corp.
                          (Exact Name of Registrant as
                            Specified in its Charter)

Georgia                             1-10312                       58-1134883
(State of                          (Commission File             (IRS Employer
Incorporation)                      Number)                      Identification
                                                                 Number)

                 901 Front Avenue, Suite 301, Columbus, Georgia
                 31901 (Address of principal executive offices)

                                 (706) 649-2267
                         (Registrant's Telephone Number)

          (Former name or former address, if changed since last report)








Item 5.  Other Events.

     On March 9, 1998, Synovus Financial Corp. ("Registrant") announced a 22.2% increase in its quarterly dividend. The quarterly dividend will be increased to $0.11 from $0.09 and will be payable on April 1, 1998 to shareholders of record as of March 20, 1998.

     On March 9, 1998, Total System Services, Inc. ("TSYS"), Registrant's 80.7% owned bankcard data processing subsidiary, announced that it is engaged in negotiations with Sears, Roebuck and Co. to support Sears' private-label credit card accounts.

     Copies of the press releases regarding the announcements referenced above are attached hereto as Exhibits 99.1 and 99.2, respectively, and by this reference made a part hereof.

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (a)      Financial Statements - None.

         (b)      Pro Forma Financial Information - None.

         (c)      Exhibits

                  99.1 -  Registrant's  press release dated March 9, 1998
                  99.2 -  TSYS' press release dated March 9, 1998

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SYNOVUS FINANCIAL CORP.

                                                    ("Registrant")

Dated:    March 9, 1998                              By:/s/Kathleen Moates

                                                         Kathleen Moates
                                                         Senior Vice President

                                        3





                                  Exhibit Index

Exhibit Number                Description

99.1                          Synovus Financial Corp.'s
                              press release
                              dated March 9, 1998

99.2                          Total System Services, Inc.'s
                              press release
                              dated March 9, 1998